UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2006




                         NMS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     0-23282               04-2814586
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
        incorporation)                                     Identification No.)


                             100 Crossing Boulevard
                         Framingham, Massachusetts 01702
                    (Address of principal executive offices)


                                  508-271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 Results of Operations and Financial Condition

Today NMS Communications Corporation (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. Regulation FD Disclosure

Today the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2005. The press release includes information regarding the Company's forward-looking statements relating to 2006.
Exhibit 99.1 sets forth the text of the Company's announcement.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01. Financial Statements and Exhibits

       (c) EXHIBITS

Exhibit
Number      Title
--------    ------
99.1        Press release issued by NMS Communications Corporation
            on February 1, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NMS COMMUNICATIONS CORPORATION


                            By:    /s/ Robert P. Schechter
                                 ---------------------------------------
                                 Robert P. Schechter
                                 President, Chief Executive Officer
                                 and Chairman of the
                                 Board of Directors

Date: February 1, 2006